Exhibit 99.1

Cano Health, a Leading Value-Based Care Delivery Platform for Seniors, to Become Publicly Traded via Merger with Jaws Acquisition Corp.

•	Cano Health is a primary care-centric, technology-powered healthcare delivery and population health platform that delivers superior clinical results at lower costs for its Medicare Advantage members
•	The transaction will further accelerate Cano Health’s growth and enable expansion of value-based care in current and new geographies
•	Transaction values Cano Health at an enterprise value of $4.4 billion and is expected to provide up to $1.49 billion in cash proceeds, including a fully committed PIPE of $800 million
•	PIPE led by $50 million investment from Barry Sternlicht, Chairman of Jaws, as well as commitments from funds affiliated with Fidelity Management & Research Company, funds and accounts managed by BlackRock, Third Point and Maverick Capital

MIAMI — November 12, 2020 — Cano Health, LLC (“Cano Health” or the “Company”), a leading value-based care delivery platform for seniors, and Jaws Acquisition Corp. (NYSE: JWS), a special purpose acquisition company, announced today they have entered into a definitive merger agreement that will support Cano Health’s vision of becoming America’s leader in primary care for seniors. Upon completion of the transaction, the combined company will operate as Cano Health, and will be listed on the New York Stock Exchange (NYSE) under the new ticker symbol “CANO.”

Founded in 2009, Cano Health provides value-based care for more than 103,000 members through its network of 564 primary care physicians across 14 markets in Florida, Texas, Nevada and Puerto Rico. The Company focuses on providing high-touch population health and wellness services to Medicare Advantage members, particularly in underserved communities where it can make the greatest impact. Cano Health’s proprietary CanoPanorama technology platform enables the delivery of high-quality health care services to its members, resulting in superior clinical outcomes at lower costs. Cano Health partners with leading health plans, including Humana, UnitedHealthcare, Anthem, Aetna, Centene and Devoted, to improve health outcomes and member experience.

Cano Health is one of the fastest growing providers of value-based care to Medicare Advantage populations in the nation, which is expected to be a $590 billion market in 2025. The Company has executed on a multi-pronged strategy of organic growth through existing centers, de novo clinics, and MSO affiliate practices, as well as growth through acquisitions to drive a historical revenue compound annual growth rate of over 70% since 2017. In addition, Cano Health was selected to participate as a Direct Contracting Entity by the Centers for Medicare and Medicaid Services (CMS) under the “American Choice Healthcare, LLC” brand that is scheduled to commence in April 2021 and has the potential to significantly expand the Company’s addressable market.

The transaction will further accelerate Cano Health’s growth and enable the expansion of its value-based care into new geographies. The Company is expected to receive up to $935 million in transaction proceeds to pay down debt and provide growth capital, and a substantial majority of up to $465 million of proceeds is expected to be allocated to Cano Health’s financial sponsor.

Cano Health’s management team, led by Founder and CEO Dr. Marlow Hernandez, will continue to lead the Company following the transaction. Barry Sternlicht, Co-Founder and Chairman of Jaws Acquisition Corp., will serve on the Company’s Board of Directors.

Management Comments

“The team at Jaws Acquisition Corp. recognizes our dedication to clinical and operational excellence and we are incredibly excited to partner with them to pursue numerous growth opportunities,” said Dr. Hernandez. “We have fulfilled and will always remain faithful to our mission – to improve patient health and quality of life by delivering superior primary care medical services, while forging life-long bonds with our members. We truly believe our model is transformative and can lead to fundamental improvements in America’s healthcare system, while helping Americans who need our help the most. In the process, we are revitalizing entire communities. Over the last ten years, we have watched our platform deliver results that benefit patients, providers and payors. At Cano Health, we understand the fundamental problems with traditional healthcare payment models. That’s why we continue to align incentives and help providers achieve profitability while providing superior medical care. Today, we take a big step in our effort to make healthcare in America more accessible, coordinated and affordable.”

“Cano Health’s mission of providing high-quality healthcare to a largely underserved population resonates with the principles of Jaws Acquisition Corp., which include doing well by doing good” said Mr. Sternlicht. “Cano Health has an exceptional, highly experienced management team led by Dr. Hernandez, and is incredibly well positioned to capitalize on the large and growing opportunity being driven by the government’s shift to Medicare Advantage and demographic tailwinds in the market. We are pleased to partner with Cano Health and provide the Company with the capital needed to accelerate the next phases of its growth to become one of the leading primary care providers in the country.”

“We are thrilled with how Cano Health has grown to become the leader in value-based healthcare for underserved seniors and look forward to watching it continue to expand nationwide,” said Elliot Cooperstone, Managing Partner of InTandem Capital Partners, Cano Health’s financial sponsor since 2016.

Key Transaction Terms

The transaction values the combined company at an enterprise value of approximately $4.4 billion and implies a multiple of 3.1x estimated 2021 revenues of $1.45 billion.

The business combination is expected to deliver up to $1.49 billion of gross proceeds, including the contribution of up to $690 million of cash held in Jaws Acquisition Corp.’s trust account and an $800 million concurrent private placement (PIPE) of common stock of the combined company, priced at $10.00 per share. The PIPE includes $50 million from Barry Sternlicht and the remainder from leading institutional investors, including funds affiliated with Fidelity Management & Research Company, funds and accounts and accounts managed by BlackRock, Third Point and Maverick Capital. Existing Cano Health shareholders will roll over approximately 90% of their equity stake into the new company.

Assuming no public shareholders of Jaws Acquisition Corp. exercise their redemption rights and after $465 million in cash consideration to Cano Health’s existing shareholders, Cano Health shareholders will own approximately 65%, Jaws Acquisition Corp. shareholders will own approximately 15%, PIPE investors will own approximately 17% and Jaws’ sponsor will own approximately 4% of the issued and outstanding shares of common stock, respectively, of the combined company at closing. Furthermore, the combined company will be capitalized with up to $535 million in cash, including proceeds received from the transaction and after paydown of approximately $400 million in debt.

The transaction, which has been unanimously approved by Cano Health and Jaws Acquisition Corp., is subject to approval by Jaws Acquisition Corp.’s shareholders and other customary closing conditions. The transaction is expected to close at the end of the first quarter or the beginning of the second quarter of 2021.

A more detailed description of the transaction terms and a copy of the Business Combination Agreement will be included in a current report on Form 8-K to be filed by Jaws Acquisition Corp. with the United States Securities and Exchange Commission (the “SEC”). Jaws Acquisition Corp. will file a registration statement (which will contain a proxy statement prospectus) with the SEC in connection with the transaction.

Advisors

Moelis & Company is acting as financial advisor to Cano Health.

Credit Suisse is serving as financial advisor and exclusive capital markets advisor to Cano Health. Credit Suisse is also serving as exclusive placement agent on the private offering.

Goodwin Procter LLP is serving as legal counsel to Cano Health and Cravath Swaine & Moore LLP is serving as counsel to certain shareholders, including members of Company management.

Kirkland & Ellis LLP is serving as legal counsel to Jaws Acquisition Corp.

Management Presentation

A presentation made by the management of Cano Health and Jaws Acquisition Corp. regarding the transaction will be available on Jaws Acquisition Corp.’s website https://www.jawsholdings.com/ and Cano Health’s website https://canohealth.com/. In connection with this event, Jaws Acquisition Corp. will file an investor presentation with the SEC, which can be viewed at www.sec.gov.

About Cano Health, LLC

Cano Health operates primary care centers and supports affiliated medical practices in Florida, Texas, Nevada, and Puerto Rico that specialize in value-based care for seniors. As part of its care coordination strategy, Cano Health provides high-touch population health management programs such as wellness activities, pharmacy services, home visits, telehealth, transition of care, and high-risk and complex care management.

The Company’s personalized patient care and proactive approach to wellness and preventive care is what sets it apart from competitors. In August 2020, Cano Health was ranked the 6th fastest growing healthcare company in the country on the Inc. 5000 list.

About Jaws Acquisition Corp.

Jaws Acquisition Corp., led by Chairman Barry S. Sternlicht and Chief Executive Officer Joseph L. Dowling, is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information

In connection with the proposed business combination, Jaws intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy prospectus and preliminary proxy statement. Jaws will mail a definitive proxy statement/final prospectus and other relevant documents relating to the proposed business combination to its shareholders. This press release is not a substitute for the registration statement, the definitive proxy statement/final prospectus or any other document that Jaws will send to its shareholders in connection with the business combination. Investors and security holders of Jaws are advised to read, when available, the proxy statement/prospectus in connection with Jaws’ solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the business combination (and related matters) because the proxy statement/prospectus will contain important information about the business combination and the parties to the business combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Jaws as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: 1601 Washington Avenue, Suite 800, Miami Beach, Florida, 33139.

Participants in the Solicitation

Jaws, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Jaws’ shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Jaws’ directors and officers in Jaws’ filings with the SEC, including the registration statement to be filed with the SEC by Jaws, which will include the proxy statement of Jaws for the business combination, and such information and names of the Company’s managers and executive officers will also be in the registration statement to be filed with the SEC by Jaws, which will include the proxy statement of Jaws for the business combination.

No Offer of Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the business combination between Jaws and the Company, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company, and other statements that are not historical facts.

These statements are based on the current expectations of Jaws’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jaws and the Company. These statements are subject to a number of risks and uncertainties regarding Jaws’ businesses and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; the risk that the approval of the shareholders of Jaws or the Company for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Jaws and the Company; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Jaws’ shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on NYSE following the business combination; costs related to the business combination; and those factors discussed in Jaws’ final prospectus relating to its initial public offering, dated May 13, 2020, and other filings with the SEC. There may be additional risks that Jaws presently does not know or that Jaws currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Jaws’ expectations, plans or forecasts of future events and views as of the date of this communication. Jaws anticipates that subsequent events and developments will cause Jaws’ assessments to change. However, while Jaws may elect to update these forward-looking statements at some point in the future, Jaws specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jaws’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This press release contains certain financial forecast information of Cano Health. Such financial forecast information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Contacts:

Investor Relations

Cano Health

Bob East, Asher Dewhurst, Jordan Kohnstam

Westwicke, an ICR company

CanoHealthIR@westwicke.com

(443) 213-0500

Media Relations

Cano Health

Sean Leous

Westwicke, an ICR company

CanoHealthPR@westwicke.com

(646) 866-4012

Jaws Acquisition Corp.

Tom Johnson / Dan Scorpio

Abernathy MacGregor

tbj@abmac.com / dps@abmac.com

(212) 371-5999